Impact of Deutsche Banks Transformation	12 Months Ended
Dec. 31, 2019
Impact of Deutsche Banks Transformation [Abstract]
Impact of Deutsche Banks Transformation [text block]

Impact of Deutsche Bank’s transformation

On July 7, 2019, Deutsche Bank announced a number of transformational measures relating to the Group’s businesses and its organization. The immediate and secondary impacts that these measures had on the Group’s operating results and financial position are disclosed below.

Impairment of Goodwill

The Group regularly assesses whether there is any indication that goodwill allocated to its cash-generating units (CGU) may be impaired in which event it would be required to estimate the recoverable amount of the respective CGU. Triggered by the impact of a lowered outlook on business plans driven both by adjustments to macro-economic factors as well as by the impact of strategic decisions in preparation of the above transformation announcement, in the second quarter 2019 the Group reviewed the recoverable amounts of its CGUs. This review resulted in a short-fall of the recoverable amounts against the respective CGUs carrying amounts for the CGUs Wealth Management (WM) within the former Private & Commercial Bank (PCB) corporate division and Global Transaction Banking & Corporate Finance (GTB & CF) within the former Corporate & Investment Bank corporate division.

With a recoverable amount of approximately € 1.9 billion for WM, goodwill in WM (€ 545 million) was impaired and had to be fully written-off, mainly as a result of worsening macro-economic assumptions, including interest rate curves, as well as industry-specific market growth corrections for the WM business globally. For GTB & CF, the recoverable amount of approximately € 10.2 billion led to the full impairment of allocated goodwill (€ 491 million). This was mainly driven by adverse industry trends in Corporate Finance as well as by adjustments to macro-economic assumptions, including interest rate curves. The total impairment charges of € 1 billion were recorded in impairment of goodwill and other intangible assets of the respective Private Bank (PB, € 545 million) and Corporate Bank (CB, € 491 million) segment results in the second quarter of 2019.

The discount rates applied in the estimation of the recoverable amounts of the respective CGUs were as follows:

	Discount rate (post-tax)
	2019	2018
Global Transaction Banking & Corporate Finance	8.6%	8.8%
Wealth Management	8.4%	9.0%

Impairment and amortization of Self-developed software

In line with the transformation announcement, the Group also reviewed current platform software and software under construction assigned to businesses subject to the transformation strategy. Accordingly, the reassessment of the respective recoverable amounts led to an impairment of self-developed software of € 855 million for the financial year ended December 31, 2019, thereof in CB € 148 million, in IB € 201 million, in PB € 149 million, and in CRU € 358 million.

In addition, the Group included amortization on Equities software subject to the transformation strategy of € 114 million for the financial year ended December 31, 2019, within CRU. The impairment write-down as well as the software amortization are included within the general and administrative expenses of the Group’s results in 2019.

Impairment of Right of Use assets and other related impacts

As part of the strategy announcement on July 7, 2019 to further reduce costs, the Group recognized impairments, accelerated or higher depreciation of Right-of-Use (RoU) assets, asset write downs and accelerated depreciation on leasehold improvements and furniture, onerous contracts provisions for non-lease costs, depreciation of capitalized reinstatement costs and other one-time relocation costs of € 137 million for the financial year ended December 31, 2019, thereof in CB € 12 million, in IB € 13 million, in PB € 38 million, in AM € 30 million, in CRU € 5 million, and in Corporate & Other € 38 million.

Service contracts

Expected changes to the scope of existing service contracts with external vendors resulted in provisions being established with a charge to expenses to the amount of € 23 million for the financial year ended December 31, 2019 within CRU.

Deferred tax asset valuation adjustments

Each quarter, the Group re-evaluates its estimate related to deferred tax assets, including its assumptions about future profitability. In updating the strategic plan in connection with the transformation the Group adjusted the value of its deferred tax assets in affected jurisdictions. This resulted in total valuation adjustments of € 2.8 billion for financial year ended December 31, 2019, that primarily relate to the U.S. and UK.

Restructuring charges

Starting with the announcement of the transformation of Deutsche Bank on July 7, 2019 we designated all restructuring expenses as related to the transformation announcement and the subsequent business re-organization and perimeter changes resulting in € 611 million restructuring expenses for the Group as per December 31, 2019. These charges are comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate. Approximately 1,600 full-time equivalent employees (FTE) were impacted by the re-organization and changes in the financial year 2019.

In addition to these restructuring expenses, € 97 million of severance related to the transformation announcement were recorded as per December 31, 2019.

Financial instrument business model reclassification

The transformation strategy announcement on July 7, 2019 resulted in a reassessment of the business models for the financial assets transferred to the newly created segment Capital Release Unit (CRU). The CRU has its own objectives and management team and will accelerate the derisking of certain positions. The business model reassessment resulted in certain portfolios which were previously in Hold to Collect (HTC) business models being reclassified to Hold to Collect Sell (HTC&S) or Trading/Other business models. The reclassification date was October 1, 2019.

At reclassification date € 128 million carrying value, net of loan loss provisions (LLP), financial assets in Hold to collect business models classified as Loans at amortized cost were reclassified to Hold to collect and sell business models and reclassified to Financial assets at fair value through other comprehensive income with a fair value of € 126 million. The € 2 million reduction in carrying value is recorded in Accumulated other comprehensive income.

At reclassification date € 278 million carrying value, net of LLP, financial assets in Hold to collect business models classified as Loans at amortized cost were reclassified to Trading/Other models and reclassified to financial assets at fair value through profit or loss with a fair value of € 266 million. The € 12 million reduction in carrying value is recorded in Net gains (losses) on financial assets at fair value through profit or loss.

Other transformation related expenses

As a result of the strategic transformation the Group recognized other transformation related expenses including legal fees, consulting fees and IT consulting fees of € 15 million for the financial year ended December 31, 2019, thereof in PB € 5 million, and in CRU € 11 million.